UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 28, 2015

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On April 28, 2015, CBL & Associates Properties, Inc. (the "Company") reported its results for the first quarter ended March 31, 2015. The Company's earnings release and supplemental financial and operating information for the first quarter ended March 31, 2015 is attached as Exhibit 99.1. On April 29, 2015, the Company held a conference call to discuss the results for the first quarter ended March 31, 2015. The conference call script is attached as Exhibit 99.2.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Not applicable

(b)	Pro Forma Financial Information
Not applicable

(c)	Shell Company Transactions
Not applicable

(d)	Exhibits

Exhibit Number	Description
99.1	Earnings Release dated April 28, 2015 and Supplemental Financial and Operating Information - For the Three Months Ended March 31, 2015
99.2	Investor Conference Call Script - First Quarter Ended March 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana K. Mitchell
___________________________________
Farzana K. Mitchell
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana K. Mitchell
___________________________________
Farzana K. Mitchell
Executive Vice President -
Chief Financial Officer and Treasurer

Date: April 29, 2015